                                                                   EXHIBIT 10.36

                                GUARANTY OF LEASE

            This GUARANTY OF LEASE (the  "GUARANTY") is made by Empire  Resorts,
Inc., a Delaware  corporation,  having an office at 707 Skokie Boulevard,  Suite
600,  Northbrook,  Illinois  60062  ("GUARANTOR"),  for the  benefit of Catskill
Development,  L.L.C., a New York limited liability company,  having an office at
Monticello  Raceway,  Route 17B - P.O.  Box  5013,  Monticello,  New York  12701
("LANDLORD"). This Guaranty is made with reference to the following facts:

            A.  Landlord  has entered into a Lease dated as of October 29, 2003, as amended from time to time (the "LEASE"),  demising premises commonly known as the  Monticello  Raceway  Site at  Monticello,  New York (the  "PREMISES")  with
Monticello Raceway Management, Inc. ("TENANT").

            B. Guarantor owns and controls Tenant.

            C. The Lease benefits Guarantor as the owner of Tenant.

            NOW,  THEREFORE,   in  exchange  for  good,  adequate  and  valuable
consideration, the receipt of which Guarantor acknowledges,  Guarantor agrees as follows:

            1. DEFINITIONS.  For purposes of this Guaranty,  the following terms shall be defined as follows.  In addition,  any terms defined in the Lease shall have the same meanings in this Guaranty, except to the extent that this Guaranty provides some other meaning(s) for such terms.

               1.1. "LEASE" means the Lease, dated on or about October 29, 2003, between  Landlord  and Tenant,  as amended  from time to time.  The term "LEASE"
shall  also  refer to:  (a) any  renewal,  modification,  option,  extension  or assignment of the Lease; and (b) Tenant's  obligations  relating to the Premises during any period when Tenant is occupying  the Premises or any portion  thereof either (i) as a "holdover  tenant" or (ii) as a "statutory  tenant" or under any other rent regulation,  rent control, rent stabilization,  mandatory arbitration or other  statutory  scheme  regulating the  landlord-tenant  relationship  (the parties  recognizing,  however,  that none of the  schemes  referred  to in this clause "ii" would presently apply to the Lease).  If Landlord has terminated the
Lease, then at Landlord's option,  notwithstanding  such termination (and in the event of any subsequent  reinstatement of the Lease), all Obligations under this
Guaranty  shall be  calculated  and  determined  as if the Lease  were  still in effect.  Any request by Landlord  that Tenant  vacate the Premises and surrender the Lease shall not affect the  definition  of "LEASE" for all  purposes of this
Guaranty.

               1.2. "LEGAL COSTS" means Landlord's actual reasonable  attorneys'
fees incurred by Landlord in litigation  (including any  bankruptcy  proceeding)
with  Guarantor  or with  Tenant on account of  Tenant's  breach of the Lease or
Guarantor's breach of this Guaranty, provided that Landlord prevails.

               1.3.  "OBLIGATIONS"  means all  obligations  of Tenant  under the
Lease,  including:  (a) the  obligation to pay fixed rent; (b) the obligation to make all  payments  required  under the  Lease on  account  of taxes,  operating expenses, indemnification made by Tenant under the Lease, and all other matters;
and (c) all other  payment and  performance  required of Tenant under the Lease.
The  Obligations  shall be  determined  without  regard to any  modification  or reduction  of the  Obligations  that  may  occur  pursuant  to  any  bankruptcy,

insolvency,  or  similar  proceeding  affecting  Tenant.  Without  limiting  the generality of the  preceding  sentence,  the  Obligations  shall be  determined, measured and calculated  without taking into account any reduction or limitation thereof that may occur under Section  502(b)(6) of the United States  Bankruptcy
Code,  or any  similar  or  successor  statute.  Guarantor's  liability  for the
Obligations  shall be  determined  as if no such  reduction  or  limitation  had occurred. Therefore, Guarantor's liability may exceed Tenant's.

               1.4.  "PROCEEDING"  means any  legal  action,  suit,  arbitration hearing or  proceeding  arising  out of, or relating  to the  interpretation  or enforcement  of, this  Guaranty or the Lease,  including a bankruptcy or similar proceeding affecting Tenant or Guarantor.

               1.5. "STATE" means the State of New York.

               1.6.  "TENANT" means: (a) Tenant as defined above,  acting on its own  behalf;  (b) any estate  created by the  commencement  of a  bankruptcy  or similar proceeding affecting Tenant; (c) any trustee,  liquidator,  sequestrator or receiver of Tenant or Tenant's  property;  (d) any similar person or officer, appointed pursuant to any law governing any bankruptcy or insolvency  proceeding or otherwise;  and (e) any direct or indirect  assignee of the original Tenant's estate under the Lease.

            2.   GUARANTY  OF   OBLIGATIONS.   Guarantor   unconditionally   and
irrevocably guarantees Tenant's payment of the Obligations.  Guarantor covenants to Landlord that Tenant will pay and perform the Obligations when due,  strictly in  compliance  with the Lease.  If Tenant  does not pay or  perform  any of the
Obligation(s)  when due,  strictly in compliance with the Lease,  then Guarantor shall pay or perform such  Obligation(s).  At Landlord's  option (whether or not
Landlord has previously  requested  payment or performance of the  Obligation(s)
from Tenant) Landlord may demand that Guarantor pay or perform any Obligation(s)
without demanding that Tenant pay or perform same.  Guarantor's  liability under this Guaranty shall be primary and not secondary.  Guarantor's  liability  under this  Guaranty  shall be in the full  amount  owed to Landlord on account of the
Obligations, including any interest, default interest, costs and fees (including
Legal Costs) with respect to the  Obligations,  including  any of the  foregoing that  would  have  accrued  but for  the  commencement  of,  or any  rulings  or determinations made pursuant to, a bankruptcy,  insolvency or similar proceeding affecting Tenant.

            3. NO OFFSET.  Except to the extent,  if any, that  Landlord  agrees otherwise in writing,  Guarantor's  obligations under this Guaranty shall not be subject to offset, deduction,  reduction,  counterclaim, or defense of any kind, including  on account of any  offset,  deduction,  reduction,  counterclaim,  or
defense   arising  or   purportedly   arising   under  the  Lease  or  from  the
landlord-tenant  relationship thereunder.  Landlord shall at no time be required to apply any  security  deposit to  reduction  of the  Obligations  and shall be entitled to continue to hold any such security deposit in its entirety.

            4. CHANGES IN LEASE.  Without  notice to, or consent by,  Guarantor, and in Landlord's sole and absolute discretion and without prejudice to Landlord or in any way limiting or reducing  Guarantor's  liability  under this Guaranty,
Landlord may: (a) grant  extensions of time,  renewals or other  indulgences  or modifications to Tenant;  (b) change,  amend or modify the Lease; and (c) accept or make  compositions  or other  arrangements  or file or refrain  from filing a claim in any  bankruptcy or similar  proceeding,  and otherwise deal with Tenant

                                      -2-

and any other party  related to the Lease as Landlord may  determine in its sole and absolute  discretion.  Without  limiting the  generality  of the  foregoing,
Guarantor's liability under this Guaranty shall continue even if Landlord alters any  obligations  under the Lease in any  respect or if  Landlord's  remedies or rights  against  Tenant are in any way  impaired  or  suspended  with or without
Guarantor's  consent.  If Landlord performs any of the actions described in this paragraph,  then Guarantor's  liability shall continue in full force and effect.
Guarantor acknowledges that Guarantor is and will be in a position to know about and control any of the actions described in this paragraph.

            5. NATURE OF GUARANTY.  Guarantor's liability under this Guaranty is a guaranty of payment of money only. This Guaranty is a guaranty of payment, not of collection.  Guarantor's  liability under this Guaranty is not conditioned or contingent upon the genuineness,  validity,  regularity or enforceability of the
Lease.  Guarantor  acknowledges  that  Guarantor is fully  obligated  under this
Guaranty (with respect to the Obligations  only) even if Tenant had no liability at the time of  execution  of the Lease or later  ceases to be liable  under the
Lease, whether by bankruptcy or otherwise.  Guarantor waives any right to compel
Landlord to proceed first against Tenant or under the Lease,  before  proceeding against Guarantor. Guarantor agrees that if any of the Obligations are or become void or  unenforceable,  then  Guarantor's  liability  under this Guaranty shall continue  in full force  with  respect  to all  Obligations  as if they were and continued to be legally enforceable.  Guarantor's  liability under this Guaranty shall continue until all Obligations  have been paid in full,  whether by Tenant or by Guarantor,  and all other  conditions to the  termination of this Guaranty have been satisfied.

            6. EXTENSION, RENEWAL, ETC. OF LEASE. This Guaranty shall remain and continue in full force and effect  notwithstanding  any  renewal,  modification, option,  extension  or  assignment  of the  Lease,  whether  or  not  separately consented to, acknowledged or confirmed by Guarantor.  The definition of "Lease"
shall include any such renewal, modification, option, extension or assignment of the Lease.

            7.  WAIVERS OF RIGHTS AND  DEFENSES.  Guarantor  waives any right to require  Landlord to proceed  against Tenant or pursue any other right or remedy for  Guarantor's  benefit.  Guarantor  agrees that Landlord may proceed  against
Guarantor  with respect to the  Obligations  without  taking any action  against
Tenant.  Guarantor agrees that Landlord may  unqualifiedly  exercise in its sole discretion any or all rights and remedies available to it against Tenant without impairing Landlord's rights and remedies in enforcing this Guaranty, under which
Guarantor's liabilities shall remain independent and unconditional.

            8. ADDITIONAL  WAIVERS.  Guarantor waives diligence and all demands, protests, presentments and notices of every kind or nature, including notices of protest,  dishonor,  nonpayment,  acceptance  of this Guaranty and the creation, renewal, extension, modification or accrual of any of the Obligations. Guarantor further  waives  any right to plead any and all  statutes  of  limitations  as a defense to Guarantor's  liability under this Guaranty or the enforcement of this
Guaranty.  No failure or delay on Landlord's part in exercising any power, right or privilege under this Guaranty shall impair or waive any such power,  right or privilege.  GUARANTOR  IRREVOCABLY  WAIVES  ANY  RIGHT  TO  TRIAL BY JURY IN ANY
ACTION, PROCEEDING,  COUNTERCLAIM OR OTHER LITIGATION ARISING OUT OF OR RELATING
TO THIS GUARANTY,  THE ENFORCEMENT OF THIS GUARANTY,  OR ANY ACTIONS OF LANDLORD

                                      -3-

IN CONNECTION  WITH OR RELATING TO THE  ENFORCEMENT OF THIS GUARANTY.  Guarantor
waives any  defense  arising  from  Landlord's  failure to obtain or perfect any security interest.

            9.  LANDLORD'S  EXERCISE  OF LEASE  REMEDIES.  The  validity of this
Guaranty  and  the  obligations  of  Guarantor  shall  in no way be  terminated, limited,  affected or impaired by reason of Landlord's  assertion against Tenant of any rights or remedies reserved to Landlord under the Lease or available with respect to the Lease under  applicable  law.  Landlord may enforce this Guaranty against Guarantor either before, after, in conjunction with, or independently of
Landlord's assertion against Tenant of any remedies available under the Lease or with  respect to the Lease under  applicable  law.  Landlord  may  enforce  this
Guaranty  whether or not  Landlord  has first  exhausted or applied any security deposit provided for under the Lease. Guarantor's primary personal liability for the Obligations shall not be limited, restricted,  diminished, or reduced in any manner by the  occurrence of any of the following:  (a) Tenant's  departure from the Premises after such Obligations accrued; (b) Landlord's obtaining a judgment against  Tenant for rent' or use and  occupancy  payments,  except to the extent that such  judgment  has  actually  been paid and such  payment(s)  are credited against the Obligations pursuant to this Guaranty;  (c) any actions or inactions by Landlord in any Proceeding  affecting  Tenant or the Lease; or (d) Landlord's termination of the Lease or exercise of any other remedies under the Lease.

            10.  TENANT'S  FINANCIAL   CONDITION.   Guarantor   represents  that
Guarantor  is fully  aware  of the  financial  condition  of  Tenant.  Guarantor
delivers  this  Guaranty   based  solely  upon   Guarantor's   own   independent
investigation  and  based in no part upon any  representation  or  statement  by
Landlord.  Guarantor is not relying  upon,  nor  expecting,  Landlord to furnish
Guarantor with any information concerning the financial condition of Tenant.

            11. MERGER;  NO CONDITIONS;  AMENDMENTS.  This Guaranty contains the entire agreement among the parties with respect to the matters set forth in this
Guaranty.  This Guaranty  supersedes all prior agreements among the parties with respect to the matters set forth in this  Guaranty.  No course of prior dealings among the parties,  no usage of trade, and no parol or extrinsic evidence of any nature shall be used to  supplement,  modify or vary any terms of this Guaranty.
This Guaranty is unconditional.  There are no unsatisfied conditions to the full effectiveness  of this Guaranty.  No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Landlord's prior written consent. If any  court of  competent  jurisdiction  determines  that any  provision  of this
Guaranty is  unenforceable,  then all other  provisions of this  Guaranty  shall remain fully effective.

            12. INTERPRETATION. This Guaranty shall be governed under the law of the State of New York.  The words  "INCLUDE" or  "INCLUDING"  are intended to be interpreted  as if  followed  in each  case by the words  "without  limitation."
Guarantor  represents  and warrants  that the recitals of this Guaranty are true and correct.

            13. LEGAL COSTS.  In the event of any Proceeding  between  Guarantor and Landlord, including any Proceeding in which Landlord enforces or attempts to enforce this Guaranty, Guarantor shall reimburse Landlord for all Legal Costs of such Proceeding.

            14. COMMERCIAL  TRANSACTION.  Guarantor  acknowledges that the Lease and this Guaranty are a commercial  transaction,  and that neither this Guaranty nor the Lease is entered into for personal,  family,  household or  agricultural purposes.

                                      -4-

            15. NO  THIRD-PARTY  BENEFICIARIES.  This  Guaranty is executed  and delivered for the benefit of Landlord and its successors and assigns, and is not intended to benefit any third party.

            16. NOTICES. All notices, requests and demands to be made under this
Guaranty shall be given in writing at the address referred to in the preamble in accordance with the notice provisions of the Lease.

            17. PRESERVED DEFENSES.  Notwithstanding anything to the contrary in this Guaranty,  Guarantor does not waive, and Guarantor  reserves and may assert against Landlord, any claim or defense that Tenant could assert against Landlord provided that such claim or defense  arises from either (i)  Landlord's  acts or omissions  in  connection  with or  relating  to the Lease or (ii)  Tenant's  or
Guarantor's actual payment and performance of the Obligations.

            IN WITNESS WHEREOF,  Guarantor has duly executed this Guaranty as of the date indicated below.

                                    GUARANTOR

                                    EMPIRE RESORTS, INC.

                                    By: /s/ Robert Berman
                                        ---------------------
                                    Name:  Robert Berman
                                    Title:
                                    Date: January 12, 2004

                                GUARANTY OF LEASE